Tweedy, Browne Fund INC.

Prospectus

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II –
CURRENCY UNHEDGED (TBCUX)

TWEEDY, BROWNE VALUE FUND (TWEBX)

TWEEDY, BROWNE WORLDWIDE
HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

July 29, 2022

Tweedy, Browne International Value Fund

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	1.25%

Distribution (12b-1) fees	None

Other expenses	0.13%
Total Annual Fund Operating Expenses	1.38%

Fee waiver	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver	1.34%

(1)

The Adviser and Tweedy, Browne Fund Inc., on behalf of the Fund, have entered into a voluntary fee waiver agreement pursuant to which the Adviser has agreed to waive fees otherwise payable by the Fund whenever the average daily net assets (“ADNA”) of the Fund exceed $6 billion. The Adviser will waive fees such that the advisory fee payable by the Fund to the Adviser will be 0.80% on ADNA over $6 billion and up to $7 billion, 0.70% on ADNA over $7 billion and up to $8 billion and 0.60% on ADNA over $8 billion. This arrangement will remain in place at least until July 31, 2023, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated prior to the close of business on July 31, 2023 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$136

Three Years	$433

Five Years	$752

Ten Years	$1,657

Tweedy, Browne International Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Adviser” or “Tweedy, Browne”) believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price-to-sales ratio as compared to other companies in the same industry;
›

low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after-tax EBITA;

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

The Fund invests primarily in equity securities of foreign issuers, but also invests, on a more limited basis, in U.S. equity securities when opportunities appear attractive. The Fund will generally have some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Where practicable, in light of operational and regulatory considerations, the Fund seeks to reduce currency risk by hedging its

Tweedy, Browne International Value Fund

perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on foreign stock markets of developed countries. The Fund is not appropriate for investors primarily seeking income.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:

Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Foreign Securities Risk.  The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);

Tweedy, Browne International Value Fund

›	costs incurred in conversions between currencies;
›	non-negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.

The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to COVID-19, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

Tweedy, Browne International Value Fund

Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy.

If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.

Emerging Markets Risk.  In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or

Tweedy, Browne International Value Fund

unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

Small- and Mid-Cap Companies Risk.  The Fund invests in small- and mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Currency Hedging Risk.  The Fund’s practice of hedging perceived exposure to foreign currencies where practicable, based on the Adviser’s judgment of such exposure, tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Conversely, this practice tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments. The use of currency hedging techniques may impose costs on the Fund. The Adviser may be incorrect in its assessment of the Fund’s exposure to one or more foreign currencies. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, the Fund’s hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency exposure.

Coronavirus and Global Health Risk.  The global outbreak of the novel coronavirus, COVID-19, resulted in market closures and dislocations, extreme volatility, severe losses, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The COVID-19 pandemic impacted global economic activity across industries, countries, sectors, asset classes and markets in significant and unforeseen ways, and may heighten other pre-existing political, social and economic risks, locally or globally. The duration and extent of the pandemic cannot be determined with certainty, and the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The full impact of COVID-19 and other similar global health events that may occur in the

Tweedy, Browne International Value Fund

future is unpredictable and may adversely affect the performance, net asset value, income and/or operating results of the Fund or the issuers in which it invests.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.

Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Tweedy, Browne International Value Fund

International Value Fund

Calendar Year Total Returns1

(1)	The 2022 year-to-date return for the International Value Fund through June 30, 2022 was (10.86)%.

As of December 31, 2021

Best Quarterly Return (10 year period)	14.46% (4th Quarter, 2020)

Best Quarterly Return (since inception)	21.77% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period and since inception)	(21.37)% (1st Quarter, 2020)

Average Annual Total Return

for Periods Ended December 31, 2021

	One Year	Five Years	Ten Years	Since Inception 6/15/93

International Value Fund

Return before Taxes	15.59%	7.16%	7.78%	8.87%

Return after Taxes on Distributions	13.55	6.33	6.86	7.87

Return after Taxes on Distributions and Sale of Fund Shares	11.05	5.67	6.32	7.52

Tweedy, Browne International Value Fund

	One Year	Five Years	Ten Years	Since Inception 6/15/93

MSCI EAFE Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	19.43	10.17	11.03	6.60

MSCI EAFE Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	11.26	9.55	8.03	5.65

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would have been lower had fees not been waived from May 22, 2020 to December 31, 2021.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since the Fund’s inception in June 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%

Distribution (12b-1) fees	None

Other expenses	0.12%
Total Annual Fund Operating Expenses	1.37%

Fee waiver and/or expense reimbursement[1]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%

(1)

The Adviser has voluntarily agreed, through at least July 31, 2023, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2023 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$136

Three Years	$431

Five Years	$747

Ten Years	$1,644

Tweedy, Browne International Value Fund II  –  Currency Unhedged

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in foreign equity securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price-to-sales ratio as compared to other companies in the same industry;
›

low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after-tax EBITA;

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

The Fund will generally not hedge its perceived foreign currency exposure back into the U.S. dollar.

The Fund invests primarily in equity securities of foreign issuers, but also invests, on a more limited basis, in U.S. equity securities when opportunities appear attractive. The Fund will generally have some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five

Tweedy, Browne International Value Fund II  –  Currency Unhedged

countries. The Fund does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund’s currency exposure to a particular emerging market. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on foreign stock markets of developed countries, and their associated non-U.S. currencies. The Fund is not appropriate for investors primarily seeking income.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:

Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Foreign Securities Risk.  The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;

Tweedy, Browne International Value Fund II  –  Currency Unhedged

›	exchange rate controls (which may include an inability to transfer currency from a given country);
›	costs incurred in conversions between currencies;
›	non-negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.

The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to COVID-19, the adoption or prolongation of protectionist trade policies by one or more countries, changes in

Tweedy, Browne International Value Fund II  –  Currency Unhedged

economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.

Emerging Markets Risk.  In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in

Tweedy, Browne International Value Fund II  –  Currency Unhedged

emerging markets. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

Small- and Mid-Cap Companies Risk.  The Fund invests in small- and mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Coronavirus and Global Health Risk.  The global outbreak of the novel coronavirus, COVID-19, resulted in market closures and dislocations, extreme volatility, severe losses, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The COVID-19 pandemic impacted global economic activity across industries, countries, sectors, asset classes and markets in significant and unforeseen ways, and may heighten other pre-existing political, social and economic risks, locally or globally. The duration and extent of the pandemic cannot be determined with certainty, and the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The full impact of COVID-19 and other similar global health events that may occur in the future is unpredictable and may adversely affect the performance, net asset value, income and/or operating results of the Fund or the issuers in which it invests.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest

Tweedy, Browne International Value Fund II  –  Currency Unhedged

rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.

Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to a relevant market benchmark. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

International Value Fund II  –  Currency Unhedged

Calendar Year Total Returns1

(1)	The 2022 year-to-date return for the International Value Fund II – Currency Unhedged through June 30, 2022 was (13.34)%.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

As of December 31, 2021

Best Quarterly Return (10 year period and since inception)	17.87% (4th Quarter, 2020)

Worst Quarterly Return (10 year period and since inception)	(25.51)% (1st Quarter, 2020)

Average Annual Total Return

for Periods Ended December 31, 2021

	One Year	Five Years	Ten Years	Since Inception 10/26/09

International Value Fund II – Currency Unhedged

Return before Taxes	10.76%	6.85%	6.16%	5.83%

Return after Taxes on Distributions	10.59	6.63	5.95	5.64

Return after Taxes on Distributions and Sale of Fund Shares	6.66	5.46	5.05	4.81

MSCI EAFE Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	11.26	9.55	8.03	6.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed from inception through December 31, 2014 and from December 1, 2017 to December 31, 2021.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Shrager, Spears and Wyckoff have served on the Management Committee and Investment Committee since before the Fund’s inception in October 2009. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since

Tweedy, Browne International Value Fund II  –  Currency Unhedged

January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38.

Tweedy, Browne Value Fund

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%

Distribution (12b-1) fees	None

Other expenses	0.14%
Total Annual Fund Operating Expenses	1.39%

Fee waiver and/or expense reimbursement[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%

(1)

The Adviser has voluntarily agreed, through at least July 31, 2023, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2023 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$136

Three Years	$435

Five Years	$756

Ten Years	$1,664

Tweedy, Browne Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price-to-sales ratio as compared to other companies in the same industry;
›

low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after-tax EBITA;

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

The Fund invests primarily in U.S. and foreign equity securities. The Fund is diversified by issuer and industry, and where practicable, in light of operational and regulatory considerations, seeks to reduce currency risk on its foreign investments by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’

Tweedy, Browne Value Fund

earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries. The Fund will generally have some exposure to emerging markets. The Fund is not appropriate for investors primarily seeking income.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:

Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Foreign Securities Risk.  The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);

Tweedy, Browne Value Fund

›	costs incurred in conversions between currencies;
›	non-negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.

The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities markets in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to COVID-19, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the

Tweedy, Browne Value Fund

U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.

Emerging Markets Risk.  In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers

Tweedy, Browne Value Fund

in emerging markets. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

Small- and Mid-Cap Companies Risk.  The Fund invests in small- and mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Currency Hedging Risk.  The Fund’s practice of hedging perceived exposure to foreign currencies where practicable, based on the Adviser’s judgment of such exposure, tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Conversely, this practice tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments. The use of currency hedging techniques may impose costs on the Fund. The Adviser may be incorrect in its assessment of the Fund’s exposure to one or more foreign currencies. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, the Fund’s hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency exposure.

Coronavirus and Global Health Risk.  The global outbreak of the novel coronavirus, COVID-19, resulted in market closures and dislocations, extreme volatility, severe losses, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts.

Tweedy, Browne Value Fund

The COVID-19 pandemic impacted global economic activity across industries, countries, sectors, asset classes and markets in significant and unforeseen ways, and may heighten other pre-existing political, social and economic risks, locally or globally. The duration and extent of the pandemic cannot be determined with certainty, and the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The full impact of COVID-19 and other similar global health events that may occur in the future is unpredictable and may adversely affect the performance, net asset value, income and/or operating results of the Fund or the issuers in which it invests.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.

Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. For the period from the Fund’s inception through 2006, the Fund chose the S&P 500 Index as its benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and so the Fund chose the MSCI World Index (Hedged to U.S.$) as its benchmark for periods starting January 1, 2007. Effective July 29, 2013, the Fund removed the 50% requirement, and continues to use the MSCI World Index (Hedged to U.S.$) as its benchmark. The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods from December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter. Absent any applicable agreements to waive and/or reimburse certain of

Tweedy, Browne Value Fund

the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Value Fund

Calendar Year Total Returns1

(1)	The 2022 year-to-date return for the Value Fund through June 30, 2022 was (10.13)%.

As of December 31, 2021

Best Quarterly Return (10 year period)	13.38% (4th Quarter, 2020)

Best Quarterly Return (since inception)	16.18% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period and since inception)	(22.13)% (1st Quarter, 2020)

Tweedy, Browne Value Fund

Average Annual Total Return

for Periods Ended December 31, 2021

	One Year	Five Years	Ten Years	Since Inception 12/8/93

Value Fund

Return before Taxes	16.16%	7.57%	8.21%	8.10%

Return after Taxes on Distributions	13.21	5.57	6.56	6.93

Return after Taxes on Distributions and Sale of Fund Shares	11.77	5.73	6.43	6.80

MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	24.38	15.23	13.99	8.61

S&P 500/MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	24.38	15.23	13.99	9.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999 and from December 1, 2017 to December 31, 2021.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since before the Fund’s inception in December 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Tweedy, Browne Value Fund

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%

Distribution (12b-1) fees	None

Other expenses	0.23%
Total Annual Fund Operating Expenses	1.48%

Fee waiver and/or expense reimbursement[1]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%

(1)

The Adviser has voluntarily agreed, through at least July 31, 2023, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2023 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$136

Three Years	$454

Five Years	$795

Ten Years	$1,756

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price-to-sales ratio as compared to other companies in the same industry;
›

low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after-tax EBITA;

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

The Fund invests primarily in securities that the Adviser believes to have above average dividend yields, but also invests, on a more limited basis, in securities that the Adviser believes to have attractive shareholder yields at the time of purchase. “Shareholder yield” is the sum of a company’s dividend yield, its “buyback yield” (when a company buys back shares, remaining shareholders may benefit, as their proportionate ownership of the company increases), and its “net debt paydown yield” (prudent reductions in outstanding debt can increase the value of each share of the company).

Tweedy, Browne Worldwide High Dividend Yield Value Fund

The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar. A substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.

The Fund is diversified by issuer, industry, and country, and under normal market conditions invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund will generally have some exposure to emerging markets. It is designed for long-term investors who wish to focus their investment exposure for the most part on equity securities that have above-average dividend yields and that are economically linked to the stock markets of the U.S. and of foreign developed countries. It is also intended for investors who prefer generally not to have their non-U.S. currency exposure hedged back into the U.S. dollar. The Fund is not appropriate for investors primarily seeking current income.

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:

Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Dividend Risk and Shareholder Yield Risk.  In selecting securities in which the Fund will invest, the Adviser will consider the issuer’s history of paying regular periodic dividends to its shareholders. Such dividends are not fixed but are paid periodically at the discretion of the issuer’s board of directors. Companies that have historically paid dividends are not required to continue to pay dividends, and could reduce or eliminate the payment of dividends in the future. Similarly, companies that have historically bought back shares or paid down debt may not continue to do so, or may do so to a lesser extent, resulting in a lower shareholder yield.

Foreign Securities Risk.  The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);
›	costs incurred in conversions between currencies;
›	non-negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.

The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be

Tweedy, Browne Worldwide High Dividend Yield Value Fund

more pronounced in connection with the Fund’s investments in securities of issuers located, or otherwise economically tied to, in emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to COVID-19, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy.

If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Small- and Mid-Cap Companies Risk.  While the Fund is focused on larger companies, it also invests in small- and/or mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro-cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Coronavirus and Global Health Risk.  The global outbreak of the novel coronavirus, COVID-19, resulted in market closures and dislocations, extreme volatility, severe losses, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The COVID-19 pandemic impacted global economic activity across industries, countries, sectors, asset classes and markets in significant and unforeseen ways, and may heighten other pre-existing political, social and economic risks, locally or globally. The duration and extent of the pandemic cannot be determined with certainty, and the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The full impact of COVID-19 and other similar global health events that may occur in the future is unpredictable and may adversely affect the performance, net asset value, income and/or operating results of the Fund or the issuers in which it invests.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation has increased to its highest level in decades. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.

Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Worldwide High Dividend Yield Value Fund

Calendar Year Total Returns1

(1)	The 2022 year-to-date return for the Worldwide High Dividend Yield Value Fund through June 30, 2022 was (12.81)%.

As of December 31, 2021

Best Quarterly Return (10 year period)	13.80% (4th Quarter, 2020)

Best Quarterly Return (since inception)	17.49% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period and since inception)	(24.73)% (1st Quarter, 2020)

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Average Annual Total Return

for Periods Ended December 31, 2021

	One Year	Five Years	Ten Years	Since Inception 9/5/07

Worldwide High Dividend Yield Value Fund

Return before Taxes	11.58%	7.83%	6.42%	4.57%

Return after Taxes on Distributions	6.52	4.74	4.30	2.96

Return after Taxes on Distributions and Sale of Fund Shares	10.57	5.98	5.00	3.52

MSCI World Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	21.82	15.03	12.70	7.34

MSCI World High Dividend Yield Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	15.83	9.27	8.73	4.77

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed from inception through December 31, 2013 and from December 1, 2017 to December 31, 2021.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since before the Fund’s inception in September 2007. Messrs. Shrager and Wyckoff have served on the Investment Committee since before the Fund’s inception and on the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 38.

Other Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of each Fund on each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

The minimum initial investment required to open an IRA or other retirement account is $500. All other, non-retirement accounts require a minimum initial investment of $2,500. The minimum requirement for subsequent investments for retirement and non-retirement accounts is $200.

You may purchase shares or redeem shares in one of the following ways:

›	By Mail or Overnight Delivery

Mail	Overnight Delivery
Tweedy, Browne Fund Inc.	Tweedy, Browne Fund Inc.
P.O. Box 9805	4400 Computer Drive
Providence, RI 02940-8005	Westborough, MA 01581

›	By Telephone at 800-432-4789 (Press 0)
›	By Bank Wire
›	By Automated Clearing House

Tax Information

The Funds’ distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account without debt financing.

Financial Intermediary Compensation

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for certain shareholder account maintenance and other services provided. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Performance Information

Average annual total returns for periods ended June 30, 2022 are presented below for the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund. The Funds believe that this supplemental information through a more recent date than the year-end information appearing earlier in this prospectus may be of use to investors. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how each of the Funds will perform in the future.

International Value Fund

Average Annual Total Returns

for Periods Ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Since Inception 6/15/93

International Value Fund

Return before Taxes	(8.56)%	1.39%	2.75%	5.80%	8.28%

Return after Taxes on Distributions	(10.17)	0.67	1.95	4.90	7.30

Return after Taxes on Distributions and Sale of Fund Shares	(3.33)	1.33	2.26	4.73	7.04

MSCI EAFE Index (Hedged to U.S.$)[1] before Taxes	(5.39)	5.83	6.05	9.31	6.08

MSCI EAFE Index (in U.S.$)[1] before Taxes	(17.77)	1.07	2.20	5.40	4.76

(1)

The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Hedged to U.S.$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor on an unhedged basis. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Prior to 2004, information with respect to the MSCI EAFE Indexes used was available at month end only; therefore the closest month end to the inception date of the Fund, May 31, 1993, has been used. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees not been waived from May 22, 2020 to June 30, 2022.

International Value Fund II – Currency Unhedged

Average Annual Total Returns

for Periods Ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Since Inception 10/26/09

International Value Fund II – Currency Unhedged

Return before Taxes	(12.77)%	(0.72)%	1.29%	4.18%	4.41%

Return after Taxes on Distributions	(12.91)	(0.94)	1.08	3.97	4.23

Return after Taxes on Distributions and Sale of Fund Shares	(7.28)	(0.43)	1.11	3.43	3.65

MSCI EAFE Index (in U.S.$)[1] before Taxes	(17.77)	1.07	2.20	5.40	4.07

(1)

The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor on an unhedged basis. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed from inception through December 31, 2014 and from December 1, 2017 to June 30, 2022.

Value Fund

Average Annual Total Returns

for Periods Ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Since Inception 12/8/93

Value Fund

Return before Taxes	(8.18)%	2.05%	3.81%	6.39%	7.55%

Return after Taxes on Distributions	(10.51)	0.67	1.88	4.76	6.40

Return after Taxes on Distributions and Sale of Fund Shares	(2.74)	1.77	2.91	5.01	6.37

MSCI World Index (Hedged to U.S.$)[1] before Taxes	(10.72)	8.48	8.94	11.04	7.70

S&P 5001/MSCI World Index (Hedged to U.S.$)[1] before Taxes	(10.72)	8.48	8.94	11.04	8.41

(1)

The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to U.S.$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Index results are inclusive of dividends and net of foreign withholding taxes.

The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks and assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks. Index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999 and from December 1, 2017 to June 30, 2022.

Worldwide High Dividend Yield Value Fund

Average Annual Total Returns

for Periods Ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Since Inception 9/5/07

Worldwide High Dividend Yield Value Fund

Return before Taxes	(10.45)%	(0.82)%	2.55%	4.65%	3.46%

Return after Taxes on Distributions	(14.91)	(3.86)	(0.50)	2.50	1.87

Return after Taxes on Distributions and Sale of Fund Shares	(2.71)	(0.33)	2.09	3.72	2.75

MSCI World Index (in U.S.$)[1] before Taxes	(14.34)	7.00	7.67	9.51	5.44

MSCI World High Dividend Yield Index (in U.S.$) [1] before Taxes	(4.10)	4.68	5.45	7.42	3.98

(1)

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S.$) reflects the return of this index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12- month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

The MSCI World High Dividend Yield Index (in U.S.$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed from the Fund’s inception through December 31, 2013 and from December 1, 2017 to June 30, 2022.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.tweedy.com.

Additional Information Regarding Investment Strategies

Investment Goals and Strategies.  Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to their true or intrinsic values. The Adviser seeks to purchase stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser seeks collateral value in the form of assets and/or appraised value of earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, in pursuing the Fund’s value strategy, the Adviser seeks to invest in stocks with above-average dividend yields. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Funds own may not reach what the Adviser believes are their true or intrinsic values. Some holdings may not provide the capital growth anticipated, and a stock believed to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Funds’ relative performance may suffer.

The Adviser believes that material environmental, social and/or governance factors (each, an “ESG Factor” and together, the “ESG Factors”) (such as, for example, environmental impacts (whether positive or negative), the fair treatment of employees, corporate governance and capital allocation practices, management malfeasance, product safety, board composition and independence, and voting rights) may influence the intrinsic value of a company’s securities. While the Adviser does not use ESG Factors in its initial value screen of companies, and does not maintain a list of companies that are automatically included or excluded from consideration due to ESG Factors, it does generally seek to identify material risks, opportunities and trends related to ESG Factors as part of its broader investment evaluation process, just as it does for a variety of other qualitative factors that could impact its analysis of a company’s intrinsic value. (In this regard, a “material” risk is one that, in the Adviser’s assessment, could compromise the Adviser’s estimate of the long-term value of the company under consideration.) The Adviser’s identification and evaluation of such risks, opportunities and/or trends is based primarily on proprietary research, although information from a variety of third party sources may also be considered.

Once such a risk, opportunity or trend is identified, it will not necessarily be determinative in the Adviser’s decision to buy, sell or hold a company’s securities, particularly if the company has taken meaningful action to mitigate a risk, or is trading at a valuation that appropriately reflects, in the Adviser’s view, such risk, trend or opportunity. The Adviser’s primary objective remains to serve shareholders’ best interests by producing long-term growth of capital through building a portfolio of securities that it believes are undervalued, and the Adviser believes that an evaluation of material ESG Factors that are identified is one component of this process.

Currency Hedging.  The share price of each Fund will reflect the movements of the different securities in which it is invested and, to the degree not hedged, the foreign currencies in which its investments are denominated. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies will account for part of each Fund’s investment performance, although both the International Value Fund and the Value Fund seek to moderate currency risk through their practice of hedging perceived foreign currency exposure, as described further below. The Adviser does not attempt to predict currency movements in reaching a decision about the appropriateness or prudence of an individual investment.

While a stock may perform well on the London Stock Exchange, if the pound declines against the U.S. dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of the British stock, is not hedged back to the U.S. dollar. Currency fluctuations can be more extreme than stock market fluctuations. In the more than 47 years since Tweedy, Browne has been registered as an investment adviser, the S&P 500 has declined on a calendar year basis more than 20% only two times, in 2002 and 2008. By contrast, the U.S. dollar/pound and the U.S. dollar/euro relationship have moved more than 20% on numerous occasions. Past performance is no guarantee of future returns, and this example of the effect of currency movements and the potential impact of hedging may not hold true in the future.

The International Value Fund and the Value Fund use forward currency contracts and non-deliverable forward currency contracts, and may use other currency hedging techniques, to seek to reduce their perceived foreign currency exposure where practicable, allowing investors the opportunity to capture a return closer to the “local” return in non-U.S. stocks (plus or minus any cost associated with the hedging techniques, and plus or minus any gains or losses on the currency hedges). Where practicable, in light of operational and regulatory considerations, each of these Funds seeks to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. These Funds’ hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency exposure.

A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In a non-deliverable forward currency contract, the parties net their respective obligations based on the notional amount of the contract and Funds will either pay or receive such net amount depending on the movement of the U.S. dollar relative to hedged currency. The International Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund generally do not hedge their perceived foreign currency exposure back into the U.S. dollar.

While hedging against currency exchange rate movements reduces the risk of loss from exchange rate changes, it also reduces the ability of the International Value Fund and the Value Fund to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated, and may impose costs on the Funds. For example, when a Fund converts U.S. dollars to a foreign currency to purchase non-U.S. stocks, the Fund is exposed to both the change in value of the stock and the foreign exchange rate between the U.S. dollar and the relevant foreign currency. The International Value Fund and the Value Fund will enter into forward currency contracts and non-deliverable forward currency contracts, and may use other currency hedging techniques to mitigate their exposure to the foreign exchange rate, to the extent practicable. The International Value Fund and the Value Fund will retain exposure to the value of the stock but, to the extent hedged, will have limited or no exposure to potential gains or losses from fluctuations in the foreign exchange rate between the U.S. dollar and the relevant foreign currency. Because the International Value Fund’s and the Value Fund’s currency hedging techniques typically involve the use of derivative instruments such as forward currency contracts, the Funds are also subject to the risk of possible default by the other party to those instruments.

Certain instruments commonly used to manage currency-exchange risk, including non-deliverable forward currency contracts (“non-deliverable forwards”), which are used to hedge certain currencies, are regulated as “swaps” under the Commodity Exchange Act, as amended. To the extent the Adviser determines that the use of non-deliverable forwards is not practicable and the Adviser is unable to find practicable and suitable alternatives to hedge those currencies, the Adviser may choose not to hedge a Fund’s perceived exposure to those currencies. The additional regulatory requirements for foreign currency derivatives that are regulated as “swaps” under the Commodity Exchange Act also involve additional costs.

Pursuit of Long-Term Capital Growth.  Tweedy, Browne’s Investment Committee believes that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the International Value Fund and the International Value Fund II – Currency Unhedged will focus primarily on foreign markets. Investments in the Value Fund will focus on the U.S. and foreign markets. Investments in the Worldwide High Dividend Yield Value Fund will focus on stocks in the U.S. and foreign markets that have above-average dividend yields and, in the opinion of Tweedy, Browne, are reasonably valued. With respect to the International Value Fund, the International Value Fund II – Currency Unhedged and the Value Fund, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a portion of these Funds may be invested in micro-cap (generally under $500 million), small-cap (generally $500 million to less than $2 billion) and mid-cap (generally $2 billion – $10 billion) companies. Companies over $10 billion are generally considered large-cap companies. Because smaller capitalization companies usually do not pay above-average dividends, it is likely that the Worldwide High Dividend Yield Value Fund will hold fewer smaller capitalization companies. Tweedy, Browne believes small- and mid-cap companies, when available at attractive valuations, can provide enhanced long-term investment results, in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies. Under normal circumstances, each Fund will attempt to stay as fully invested in equities as the Adviser believes is consistent with the availability of attractive investment opportunities and with its diversification parameters. Investment opportunities may be limited in certain market environments and each Fund may at times hold a significant cash position. Equities may include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), partnership interests, and depository receipts for securities, among other equity investments. The Funds may also invest in debt securities. Although the International Value Fund and International Value Fund II – Currency Unhedged invest primarily in foreign securities and invest in U.S. securities only to a limited extent, for temporary defensive purposes, the Funds may invest solely in U.S. or solely in foreign securities. During such a period, the Funds may not achieve their investment objectives.

Each Fund may invest in shares of other investment companies subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Each Fund currently intends to invest its uninvested cash in money market mutual funds that invest substantially in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as an alternative to, or in conjunction with, other short-term investments and may invest a significant percentage of its assets in such money market funds. When a Fund invests in shares of a money market fund or other mutual fund, the Fund’s shareholders indirectly bear the fees and expenses of such other fund in addition to the Fund’s own fees and expenses. To the extent the Fund invests in shares of a money market fund or in other investment companies generally, the Fund’s shareholders indirectly bear the expenses, liquidity risk, redemption fees, and other risks associated with the underlying holdings of the money market fund or other investment companies held by the Fund. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes, when the Adviser believes market conditions so warrant, and for liquidity or cash management purposes. To the extent the Fund’s assets are invested in such instruments, the Fund may not achieve its investment objective.

Large Shareholder Transactions Risk.  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at a time when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Military Conflict in Ukraine.  As a result of Russia’s military invasion of Ukraine in February 2022, the United States and other countries imposed broad-reaching political and economic sanctions on Russia, certain Russian allies believed to be providing them military or financial support, on private and public companies domiciled in Russia, including public issuers and banking and financial institutions, and on a variety of individuals. These sanctions, combined with equivalent measures taken by foreign businesses ceasing operations in Russia, continue to adversely impact global financial markets, disrupt global supply chains, and impair the value and liquidity of issuers and funds that continue to maintain exposure to Russia and its allies, Russian investments, and sectors that can be impacted by restrictions on Russian imports and exports, such as the oil and gas industry.

It is not possible to predict the duration or extent of longer-term consequences of this conflict (or other military conflicts which may arise in the future), which could include further sanctions, retaliatory measures taken by Russia, embargoes, regional instability, geopolitical shifts and adverse effects on macroeconomic conditions, security conditions, currency exchange rates, and financial markets around the globe. Any of the foregoing consequences, including those we cannot yet predict, may negatively impact the Funds’ performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries impacted by the invasion. The overall negative impact to the Funds will depend in part on the extent to which the Funds are prohibited from selling or otherwise transacting in their investments at any given time and whether a fair market valuation can be readily obtained. In addition, the indirect impact of these measures on countries or issuers economically exposed to Russia or Russian issuers can adversely affect the Fund.

China Investment Risk.  Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by expropriation, nationalization and confiscation of assets); less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; less regulatory oversight of issuers, brokers and other market participants; different tax rules; higher dependence on exports and international trade; potential for increased trade tariffs, embargoes and other trade limitations; custody risks; difficulty in enforcing contractual rights; and, to the extent investments are made through Stock Connect, substantial limitations imposed by that program, including market-wide quota limitations, technology risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program. For additional information about the Stock Connect program, please refer to the “Risks of the Funds – Investing through Stock Connect” section of the Funds’ SAI. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

Risks of Investing in Europe.  The Funds invest in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced, and may continue to experience, volatility, severe economic and financial difficulties, and other adverse trends in recent years, increasing the risk of investing in European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Among other things, these developments have adversely affected the value and exchange rate of the euro, pound sterling, and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which a Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the EU (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. In particular, currency volatility may adversely affect Fund performance and may make it more difficult, or more expensive, to implement appropriate currency hedging. Declines in the value of the pound sterling and/or the euro against other currencies, along with potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on Fund performance.

If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Liquidity Risk.  Liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. A Fund’s investments may be subject to low trading volume, lack of a market maker, or regulatory restrictions. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. A Fund may also hold large positions in securities of particular issues, which may decrease the liquidity of the Fund’s investments.

ReFlow Liquidity Program.  The Funds may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Funds by ReFlow are not subject to the Funds’ “Excessive Short-Term Trading” policies described later in this Prospectus.

In the event a Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

When ReFlow redeems all or part of a position in a Fund, the Fund may pay all or a portion of such redemption in kind in accordance with the Fund’s in-kind redemption policies described under “Transaction Information - Redemptions in Kind” later in this Prospectus. The Funds expect that in-kind redemptions will comprise all or a significant portion of redemptions paid to ReFlow.

Management of the Funds

The Funds’ investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co., which was founded in 1920. Tweedy, Browne has been registered as an investment adviser since 1975. Tweedy, Browne is located at One Station Place,

Stamford, CT 06902. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing in foreign markets that it applies to U.S. securities.

The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.

A discussion regarding the Board of Directors’ basis for approving the continuation of the Investment Advisory Agreement for each Fund is available in the Funds’ semi-annual report to shareholders dated September 30, 2021.

As of June 30, 2022, the current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $1.3 billion in portfolios combined with or similar to client portfolios, including approximately $142.1 million in the International Value Fund, $6.9 million in the International Value Fund II – Currency Unhedged, $84.2 million in the Value Fund and $6.8 million in the Worldwide High Dividend Yield Value Fund. Tweedy, Browne manages the daily investment and business affairs of the Funds, subject to oversight by the Board of Directors.

For its investment advisory services rendered with respect to the International Value Fund, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund’s average daily net assets, and 0.75% on the remaining amount, if any, of the Fund’s average daily net assets. Effective May 22, 2020, the Adviser and Tweedy, Browne Fund Inc., on behalf of the International Value Fund, entered into a voluntary fee waiver agreement pursuant to which the Adviser agreed to waive fees otherwise payable by the Fund whenever the average daily net assets (“ADNA”) of the Fund exceed $6 billion. Under this arrangement, the Adviser will waive fees such that the advisory fee payable by the Fund to the Adviser will be 0.80% on ADNA over $6 billion and up to $7 billion, 0.70% on ADNA over $7 billion and up to $8 billion, and 0.60% on ADNA over $8 billion. This arrangement will remain in place at least until July 31, 2023, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated prior to the close of business on July 31, 2023 without the approval of the Board of Directors of Tweedy, Browne Fund Inc. For its investment advisory services rendered with respect to each of the International Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund, Tweedy, Browne is entitled to receive investment advisory fees at an annual rate of 1.25% of the Fund’s average daily net assets. With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, Tweedy, Browne has voluntarily agreed, through at least July 31, 2023, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the

International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.)

For the fiscal year ended March 31, 2022, the contractual fees applicable to each Fund and the actual investment advisory fees paid by each Fund (net of any applicable fee waivers and/or expense reimbursement agreements, as described above) were as set forth below:

	Contractual Investment Advisory Fee (as a percentage of average net assets)			Actual Investment Advisory Fee Paid for Fiscal Year Ended 3/31/22 (as a percentage of average net assets)

International Value Fund	Assets up to $ Assets over $	10.3 billion 1.25 10.3 billion 0.75	% %	1.21%

International Value Fund II – Currency Unhedged		1.25%		1.22%

Value Fund		1.25%		1.20%

Worldwide High Dividend Yield Value Fund		1.25%		1.11%

Tweedy, Browne’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee. Purchase and sale decisions are made by a consensus of the available members of the Investment Committee.

Additional information about the foregoing individuals’ compensation, other accounts they manage and their ownership of securities in the Funds is available in the SAI.

The following is a brief biography of each of the members of the Investment Committee, including positions held by each for the past five years:

Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also the President and a member of the Board of Directors of Tweedy, Browne Fund Inc. and Director and Chairman of the Board of Directors of Tweedy, Browne Value Funds. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. He received a B.A. and an M.A. in International Affairs from Columbia University.

John D. Spears joined the Adviser in 1974 and is a member of the firm’s Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and Vice President of Tweedy, Browne Fund Inc. Additionally, he is a member of the Board of Managers of Haverford College. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania – The Wharton School.

Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also the Chairman and a member of the Board of Directors of Tweedy, Browne Fund Inc. and a member of the Board of Directors of Tweedy, Browne Value Funds. Prior to joining the Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

Roger R. de Bree has been associated with the Adviser since 2000, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Investment Committee. In addition, he is the Treasurer of Tweedy, Browne Fund Inc. Prior to joining the Adviser, he worked at ABN AMRO Bank and MeesPierson Inc., in addition to serving as an officer in the Royal Dutch Navy from 1986 to 1988. He received a B.B.A. from Nijenrode, the Netherlands School of Business in Breukelen, the Netherlands as well as an M.B.A. from the Instituto de Estudios Superiores de la Empresa (IESE) at the University of Navarre in Barcelona, Spain.

Jay Hill, a Chartered Financial Analyst (CFA), has been associated with the Adviser since 2003, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management and Investment Committees. He has also been appointed a member of the Board of Directors of Tweedy, Browne Fund Inc., effective August 1, 2022. Prior to joining the Adviser, he held positions with Banc of America Securities LLC, Credit Lyonnais Securities (USA) Inc., and Providence Capital, Inc. He received a B.B.A. from Texas Tech University.

Andrew Ewert has been associated with the Investment Manager since 2016. He is a Managing Director of the Investment Manager and a member of its Investment Committee. Prior to joining the Investment Manager, he held positions at Equinox Partners, L.P., Ruane, Cunniff & Goldfarb Inc., MTS Health Partners, L.P., and Bear Stearns. Mr. Ewert holds a B.B.A. from Emory University and an M.B.A. from Columbia Business School.

Frank H. Hawrylak, a Chartered Financial Analyst (CFA), has been associated with the Adviser since 1986, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Investment Committee. Prior to joining the Adviser, he worked in the investment department at Royal Insurance. He received a B.S. from the University of Arizona and an M.B.A. from the University of Edinburgh, Scotland.

Payments to Financial Intermediaries. Each Fund pays all or a portion of the charges imposed by certain financial intermediaries that make shares of the Fund available to their customers and perform various services for the Fund or its shareholders, including transaction processing, sub-accounting and similar services. The Board of Directors has approved such payments, to the extent that the arrangement with each such financial intermediary, on an overall basis, generally saves the Funds expenses that they would otherwise incur in maintaining additional shareholder accounts at the Funds’ transfer agent (i.e., if those who invest in the Funds through these financial intermediaries instead invested directly in the Funds). Tweedy, Browne also utilizes a portion of its assets to pay a portion of the charges of certain such financial intermediaries. Tweedy, Browne negotiates the level of payments to any financial intermediary. Currently, such payments, expressed as a percentage of the average daily net assets of the Funds attributable to the particular intermediary, generally are up to 0.35% per year, depending on the nature and level of services and other factors, of which generally up to 0.10% is currently paid by the Funds. These payments may be higher in certain circumstances, including variations in average account size.

Pricing of Fund Shares

Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request. The Funds value their investments primarily based on readily available market quotations except that investments that are not readily marketable or whose closing prices do not accurately reflect their current fair value are valued under procedures adopted by the Board of Directors. To the extent the Funds believe the most recently available closing prices may not reflect current fair value due to unusual developments after the close of the markets in which such assets trade, the Funds reserve the right to fair value any of those assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because fair value pricing, for investments that do not have readily available market quotations or whose closing prices do not accurately reflect current fair value, involves judgments that are inherently subjective and inexact, it is possible that the fair value determined for such an asset will be materially different from the value that actually could be or is realized upon sale of the asset. The Funds’ Administrator, The Bank of New York Mellon, determines net asset value per share as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. Tweedy, Browne Fund Inc. has retained a third-party service provider that, under certain circumstances selected by Tweedy, Browne Fund Inc., provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. Since many of the securities owned by the Funds trade on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of the Funds’ assets may change on days when you are unable to purchase or redeem shares.

Transaction Information

Dislike forms and instruction manuals? Call 800-432-4789 and press 0; we will help you complete the forms and make it easier to invest in the Funds.

Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.

Purchases

You can purchase shares of the Funds without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services between 9:00 a.m. and 4:30 p.m. Eastern time, Monday through Friday, at 800-432-4789 (press 0). Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price next calculated. Each Fund reserves the right to reject any purchase order.

Shares of the Funds are registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with applicable U.S. rules and regulations.

Opening an Account

Minimum Investment: $2,500; IRAs and other retirement accounts, $500.

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

By Mail.  Send your completed, signed account application and check to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, Rhode Island 02940-8005 or, for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01581.

By Wire.  Call shareholder services at 800-432-4789 and press 0 for instructions on how to establish a new account and to obtain wire instructions.

Contact

For shareholder services, including account and/or Fund information, call 800-432-4789 and press 0.

Website: www.tweedy.com

Purchasing Additional Shares

Minimum Investment: $200.

Make checks payable to the Fund you are purchasing. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

By Mail.  Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or, for overnight delivery, 4400 Computer Drive, Westborough, MA 01581.

By Wire.  Follow the wire procedures listed above under “Opening an Account – By Wire.”

By Telephone.  Call shareholder services at 800-432-4789 and press 0 to purchase at the share price next calculated after payment is received. The telephone privilege must be authorized on your account; see “Transaction Policies – By Telephone” on page 57.

By Automated Clearing House (“ACH”).  Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 800-432-4789 and press 0. To establish ACH, please see “Transaction Policies – By ACH or Wire” on page 57. ACH purchases are made at the share price next calculated after payment is received.

Minimum Investment

As mentioned above, the minimum investment required to open an IRA or other retirement account is $500. All other non-retirement accounts require a minimum investment of $2,500. The minimum requirement for subsequent investments for retirement and non-retirement accounts is $200. Under certain circumstances and with the prior written consent of the Adviser, minimum investment requirements may be waived for certain sponsored wrap programs, defined contribution plans and other similar asset accumulation programs.

Redemptions and Exchanges

You can redeem or exchange shares of any Fund without fees or sales charges. You can exchange shares from one Fund to another Fund after five days. Each Fund reserves the right to reject any exchange order.

Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. Each Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio securities to meet redemption requests, both in regular and stressed market conditions. Each Fund may also borrow under an available line of credit to meet redemption requests. Each Fund reserves the right to redeem in kind under certain circumstances, as described under “Transaction Information - Redemptions in Kind” later in this Prospectus.

Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the 1940 Act if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists (as determined by the Securities and Exchange Commission) which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the Securities and Exchange Commission, by order or regulation, permits the suspension of the right of redemption.

By Telephone.  Call shareholder services at 800-432-4789 and press 0 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account; see “Transaction Policies – By Telephone” on page 57. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see “Transaction Policies – By ACH or Wire” on page 57.

By Mail.  Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01581. Your instructions must be signed exactly as the account is registered and must include:

›	your name;
›	the Fund and account number from which you are redeeming or exchanging;
›	the number of shares or dollar value to be redeemed or exchanged; and
›	the Fund into which you are exchanging your shares.

Special Circumstances.  If you wish to redeem or exchange $100,000 or more by mail, or you request that redemption proceeds be paid to or mailed to a person or address other than the account holder(s) of record, and in certain other circumstances, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted. It is imperative that the proper prefix and ink be used by the institution affixing the medallion signature guarantee in order to process your request. Please call shareholder services at 800-432-4789 and press 0 if you have any questions about the procedure. A notary public cannot provide a medallion signature guarantee.

Redemptions in Kind.  Each Fund may honor any request to redeem more than $250,000 within a 90-day period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption “in kind.” The securities given in payment are selected by the Fund and are valued the same way as for calculating the Fund’s net asset value. A Fund may make a payment in kind, for example, if market conditions exist that make cash payments undesirable or payment in kind desirable, to manage liquidity risk (in both regular and stressed market conditions) or, in its discretion, at the request of redeeming shareholders. If payment is made in securities, a shareholder would incur trading costs in converting the securities to cash and would be subject to the risk that the securities might decline in value prior to converting the securities to cash.

The Fund may also determine to use redemptions in kind for redemptions of shares held by ReFlow, regardless of the amount redeemed.

Involuntary Redemptions.  To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum as a result of redemptions or exchanges. The Funds will give you 30 days’ notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account. This policy does not apply to accounts that fall below the minimum solely as a result of market fluctuations.

Transaction Policies

By Check.  If you purchase shares of any Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

By ACH or Wire.  You can designate a bank account to wire money or to electronically transfer money via ACH for investment in any Fund. Additionally, you can designate a bank account to receive redemption proceeds from any Fund via ACH or wire. Bank accounts may be designated when you open an account with the Funds via your account application. To designate a bank account after your account has been opened, or to change your bank account information, complete the Account Maintenance Form. To establish ACH for your account in any Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form. Each form can be obtained from our website www.tweedy.com or by calling shareholder services at 800-432-4789. Press 0 to request a form. Include a medallion signature guarantee, if applicable, then send the completed form to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01581. Money sent via ACH takes two business days to clear. Your bank must be a member of ACH to establish ACH transactions.

By Telephone.  The Funds and their transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01581.

Excessive Short-Term Trading.  The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. If your investment horizon is not long-term, then you should not invest in the Funds. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. Although there is no generally applied standard in the market place as to what level of trading activity is excessive, a Fund may determine that you have traded excessively if, for example, you sell or exchange shares within a short period of time after the shares were purchased. Each Fund has established a systematic review procedure designed to detect patterns of short-term trading. If such trading is detected, shareholders involved may be prohibited from additional purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although each Fund believes that these procedures have been effective in helping to prevent incidents of short-term trading, they may not fully detect or prevent all instances of short-term trading. The implementation of the Funds’ short-term trading policy is inherently subjective and involves some selectivity in its application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. The Funds are not able to identify or prevent every instance of inappropriate trading. The Funds reserve the right to close any account suspected of short-term trading and may reject any purchase order. The Directors of the Company have approved these policies.

(Purchases and redemptions of Fund shares by ReFlow Fund, LLC in connection with a Fund’s participation in the ReFlow Liquidity Program (see “Additional Information Regarding Investment Strategies - ReFlow Liquidity Program”) are not subject to these limitations.)

To assist in discouraging attempts to arbitrage pricing of securities, the Company has retained a third-party provider that, under certain circumstances, provides fair-value pricing for certain international equity securities in the Funds’ portfolios. See “Pricing of Fund Shares” on page 53.

Suspicious Activity.  The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Customer Identification Program.  Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Mailings to Shareholders.  Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts, except to the extent an investor has not authorized such communications. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. at 800-432-4789 (press 0), or write to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI, 02940-8005.

Escheatment of Inactive Accounts.  Abandoned or unclaimed property laws, which vary from state to state, require financial organizations such as the Funds to transfer (or “escheat”) unclaimed property (including shares of a Fund) to the appropriate state if, for a period of time specified by state law, no activity occurs in an account or if shareholder correspondence is returned as undeliverable. In certain states, activity is not deemed to occur unless a shareholder initiates contact with the Funds. You can help keep your account active by reaching out to the Funds periodically at 800-432-4789 (press 0) and by keeping your account address current.

Distributions and Taxes

The International Value Fund, the International Value Fund II – Currency Unhedged and the Value Fund each declare and pay dividends and capital gains distributions, if any, at least annually. The Worldwide High Dividend Yield Value Fund declares and pays dividends at least semi-annually and capital gains distributions, if any, at least annually. Dividends and distributions are reinvested in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

International Value Fund, International Value Fund II – Currency Unhedged and Value Fund

Type of Distribution	Frequency	Federal Tax Status

Dividends from net investment income	Annual	taxable as ordinary or dividend income

Distributions of short-term capital gains	Annual	taxable as ordinary income

Distributions of long-term capital gains	Annual	taxable as capital gains

Worldwide High Dividend Yield Value Fund

Type of Distribution	Frequency	Federal Tax Status

Dividends from net investment income	Semi-annual	taxable as ordinary or dividend income

Distributions of short-term capital gains	Annual	taxable as ordinary income

Distributions of long-term capital gains	Annual	taxable as capital gains

Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that include, in economic terms, a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds (unless there is debt financing). You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

The Company may be required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of each Fund purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, the Company will calculate and report cost basis information using its default method of average cost. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state and local income or other taxes.

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report thereon, along with the Funds’ financial statements, appears in the Funds’ annual report, which is available upon request.

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/22		Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18
Net asset value, beginning of year	$29.41		$21.99		$26.91		$27.89	$26.74

Income from investment operations:
Net investment income	0.37	(a)	0.23		0.43		0.45	0.25
Net realized and unrealized gain (loss) on investments	0.95		7.45		(4.82)		0.25	1.31

Total from investment operations	1.32		7.68		(4.39)		0.70	1.56

Distributions:
Dividends from net investment income	(0.41)		(0.26)		(0.45)		(0.39)	(0.31)
Distributions from net realized gains	(2.18)		—		(0.08)		(1.29)	(0.10)

Total distributions	(2.59)		(0.26)		(0.53)		(1.68)	(0.41)

Redemption fees	—		—		0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$28.14		$29.41		$21.99		$26.91	$27.89

Total return (c)	4.36%		34.89	%(d)	(16.66	)%(d)	3.11%	5.82%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,306,407		$6,419,446		$5,990,962		$8,497,700	$9,672,272
Ratio of operating expenses to average net assets	1.34%		1.37%		1.36%		1.36%	1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.38%		1.38%		1.36%		1.36%	1.36%
Ratio of net investment income to average net assets	1.19	%(a)	0.83%		1.50%		1.53%	0.91%
Portfolio turnover rate	10%		11%		9%		6%	5%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.10%.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

Financial Highlights

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/22		Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19	Year Ended 3/31/18
Net asset value, beginning of year	$16.30		$11.66		$15.10		$15.61	$14.10

Income from investment operations:
Net investment income	0.18	(a)	0.09		0.21		0.22	0.14
Net realized and unrealized gain (loss) on investments	0.01		4.69		(3.31)		(0.54)	1.56

Total from investment operations	0.19		4.78		(3.10)		(0.32)	1.70

Distributions:
Dividends from net investment income	(0.18)		(0.10)		(0.23)		(0.19)	(0.19)
Distributions from net realized gains	—		(0.04)		(0.11)		—	—

Total distributions	(0.18)		(0.14)		(0.34)		(0.19)	(0.19)

Redemption fees	—		—		0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$16.31		$16.30		$11.66		$15.10	$15.61

Total return (c)	1.13%		40.87	%(d)	(20.94	)%(d)	(1.91)%	12.08%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$520,524		$486,338		$374,832		$487,298	$378,197
Ratio of operating expenses to average net assets	1.34%		1.37%		1.36%		1.35%	1.36%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.37%		1.37%		1.36%		1.35%	1.37%
Ratio of net investment income to average net assets	1.07	%(a)	0.66%		1.40%		1.51%	0.93%
Portfolio turnover rate	8%		25%		11%		2%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.02%.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/22		Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18
Net asset value, beginning of year	$20.38		$15.34	$19.62	$23.20	$21.78

Income from investment operations:
Net investment income	0.17	(a)	0.11	0.19	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.93		5.31	(3.38)	0.54	1.64

Total from investment operations	1.10		5.42	(3.19)	0.78	1.80

Distributions:
Dividends from net investment income	(0.18)		(0.12)	(0.20)	(0.24)	(0.19)
Distributions from net realized gains	(2.20)		(0.26)	(0.89)	(4.12)	(0.19)

Total distributions	(2.38)		(0.38)	(1.09)	(4.36)	(0.38)

Net asset value, end of year	$19.10		$20.38	$15.34	$19.62	$23.20

Total return (b)	5.35%		35.58%	(17.47)%	5.41%	8.19%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$440,823		$426,946	$338,270	$453,275	$534,019
Ratio of operating expenses to average net assets	1.34%		1.37%	1.36%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.39%		1.40%	1.38%	1.37%	1.37%
Ratio of net investment income to average net assets	0.77	%(a)	0.59%	0.93%	0.96%	0.61%
Portfolio turnover rate	20%		18%	12%	9%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 0.73%.

(b)	Total return represents aggregate total return for the periods indicated.

Financial Highlights

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/22		Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19		Year Ended 3/31/18
Net asset value, beginning of year	$7.76		$6.30	$8.51	$10.23		$9.47

Income from investment operations:
Net investment income	0.19	(a)	0.14	0.20	0.24		0.17
Net realized and unrealized gain (loss) on investments	(0.02)		1.94	(1.43)	(0.15)		1.10

Total from investment operations	0.17		2.08	(1.23)	0.09		1.27

Distributions:
Dividends from net investment income	(0.20)		(0.14)	(0.19)	(0.26)		(0.18)
Distributions from net realized gains	(1.36)		(0.48)	(0.79)	(1.55)		(0.33)

Total distributions	(1.56)		(0.62)	(0.98)	(1.81)		(0.51)

Redemption fees	—		—	—	0.00	(b)	0.00	(b)

Net asset value, end of year	$6.37		$7.76	$6.30	$8.51		$10.23

Total return (c)	1.97%		33.80%	(17.06)%	2.44	%(d)	13.58	%(d)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$83,978		$111,800	$109,674	$175,608		$266,642
Ratio of operating expenses to average net assets	1.34%		1.37%	1.36%	1.36%		1.36%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.48%		1.45%	1.42%	1.39%		1.37%
Ratio of net investment income to average net assets	2.26	%(a)	1.82%	2.20%	2.24%		1.54%
Portfolio turnover rate	16%		22%	7%	6%		5%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.04%.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

Privacy Information

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that Tweedy, Browne Company LLC and its employees, its mutual funds and other investment funds (“we,” “our” or “us”) have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

Information We Collect

In the course of doing business with you, we collect nonpublic information about you from the following sources:

›	Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;
›	Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and
›	Information we collect from you through your account inquiries by mail, e-mail, or telephone.

Disclosure of Information to Non-Affiliated Third Parties

We do not disclose any nonpublic personal information about our customers or former customers to any non-affiliated third parties except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants, legal and accounting firms, and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

Disclosure of Information to Affiliates

Subject to applicable law, Tweedy, Browne Company LLC, any of its affiliates who serve as distributor for its mutual funds and/or other investment funds, and those mutual funds and other investment funds share information with each other about their customers and former customers and may use this information to market our products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, recordkeeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Except as described above, neither we nor our holding company affiliate share any of this information with any other affiliates. In certain states there may be restrictions on the ability of one affiliate to use this information obtained from another affiliate without first offering customers the ability to opt out of such sharing of information. In general, we obtain all of such information directly and accordingly are not subject to these restrictions with respect to our own use of such information.

Security Standards

We maintain physical, electronic, and procedural safeguards to seek to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

This Privacy Information is not part of the Prospectus.

For More Information

If you want more information about the Funds, the following documents are available upon request:

- Annual/Semi-Annual Reports—Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
- Statement of Additional Information (SAI)—The SAI provides more detailed information about the Funds and is incorporated into this Prospectus by reference. This means that the SAI, for legal purposes, is a part of this Prospectus.

You can request free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery 4400 Computer Drive, Westborough, MA 01581, or by telephone at 800-432-4789 (press 0). The annual and semi-annual reports and the prospectus and SAI are available free of charge on the Funds' website at www.tweedy.com.

You can visit the SEC's website at http://www.sec.gov to view the Prospectus, SAI and other information. You can obtain copies of this information after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus or in other authorized sales materials and you should not rely on any other information. Read and keep this Prospectus for future reference.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

Investment Company
Act File No. 811 - 07458
TB-PRO 0722